Exhibit 13.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 20-F of Apollomics Inc. (the “Company”) for the twelve months ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew Plunkett, Principal Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Matthew Plunkett
Matthew Plunkett
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date: March 28, 2024